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                                                                    EXHIBIT 10.5


                      SECOND SUPPLEMENTAL TRUST INDENTURE
                      -----------------------------------



     This SECOND SUPPLEMENTAL TRUST INDENTURE (this "Second Supplemental Indenture") is executed this ______ day of March, 1996 (the "Execution Date"), but effective as of December 28, 1995, by and between WRI HOLDINGS, INC. (the "Company"), a Texas corporation, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION (the "Trustee"), a national banking association.



                              W I T N E S S E T H:
                              -------------------


     WHEREAS, the Company and the Trustee executed that certain Trust Indenture (the "Original Trust Indenture") dated December 28, 1984 to secure the performance of the Company under the terms of that certain 16% Mortgage Bonds Due 1994 (the "Original Bonds") executed by the Company payable to the order of Weingarten Realty, Inc. ("WRI") dated December 28, 1984 in the face principal amount of THREE MILLION ONE HUNDRED FIFTY THOUSAND and NO/100 DOLLARS ($3,150,000.00), payable as therein provided; and


     WHEREAS, WRI assigned and conveyed all of its property, both real and personal, to Weingarten Realty Investors ("Weingarten"), a Texas real estate investment trust, as evidenced by that certain Master Deed and General Conveyance, by and between WRI and Weingarten dated April 5, 1988; and


     WHEREAS, effective as of December 28, 1995, the Company and Weingarten renewed and extended the maturity date of the Original Bonds to December 28, 1995 pursuant to the terms of that certain Bonds Renewal and Extension Agreement ("First Renewal") dated as of December 28, 1994 between the Company and Weingarten (the Original Bonds, as renewed and extended by the First Renewal, being called the "Bonds"); and


     WHEREAS, the Company and Weingarten amended and supplemented the terms of the Original Trust Indenture to reflect the renewal and extension of the Bonds as provided in the First Renewal, such amendment being evidenced by that certain Supplemental Trust Indenture dated as of December 28, 1994 between the Company, the Trustee and Weingarten (the Original Trust Indenture, as amended and supplemented by the Supplemental Trust Indenture, being called the "Trust Indenture"); and


     WHEREAS, the Bonds mature on December 28, 1995, and the Company and Weingarten have agreed to renew and extend the maturity date of the Bonds and to continue the liens, pledges, and security interests securing the payment of the Bonds, as set forth in that certain Bonds Second Renewal and Extension Agreement ("Second Renewal") dated effective as of December 28, 1995, executed by the Company and Weingarten, Weingarten being the sole legal owner and holder of the Bonds; and

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     WHEREAS, the Company and Weingarten also amended the terms of the Bonds to grant Weingarten the right to call the Bonds due prior to their maturity subject to the terms of the Second Renewal; and


     WHEREAS, the Company and the Trustee desire to amend and supplement the Trust Indenture to reflect the renewal and extension of the maturity date of the Bonds to December 28, 1996 and to evidence the addition of a call provision to the Bonds.


     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Trustee hereby agree as follows:


     1. Except as otherwise provided in this Second Supplemental Indenture, all capitalized terms used in this Second Supplemental Indenture shall have the meanings ascribed to those terms in the Trust Indenture.


     2. The Company and the Trustee acknowledge that the Company has reaffirmed its promise to pay to the order of the Payee, at 2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77008, the principal balance due and owing on the Bonds, with interest accrued thereon, as provided in the Bonds, except that the maturity date of the Bonds has been renewed and extended to December 28, 1996, at which time the unpaid principal balance of the Bonds plus all accrued and unpaid interest thereon shall be due and payable.


     All liens, pledges, and security interests securing the Bonds granted under the terms of the Trust Indenture, are hereby renewed, extended and carried forward to secure payment of the Bonds, as hereby amended, and the Trust Indenture is hereby amended to reflect that the maturity date of the Bonds is December 28, 1996.


     3. In consideration for the extension of the maturity date of the Bonds as provided in the Second Renewal, the Trust Indenture is further modified and amended to insert the following provision as section 4.14 to the Trust
Indenture:


          "SECTION 4.14. RIGHT TO CALL DEBT DUE. Notwithstanding any provision to the contrary in this Indenture, the Securities, or any other documents evidencing, securing, or relating to the indebtedness evidenced by the Securities, and without regard to the occurrence of any default or breach under the terms of this Indenture, the Securities, or such other documents, the Trustee, or the Holder, at any time during the term of this Indenture, upon thirty (30) days prior written notice to the Company, may declare the entire outstanding principal balance of the Securities together with all accrued and unpaid interest thereon (whether such interest is evidenced by the Securities or another instrument or promissory note) immediately due and payable without any penalty or premium. Such notice of intention to declare such indebtedness

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          due shall be sent in accordance with the notice provisions of this
          Indenture. If the Securities are owned by more than one Holder, a majority of the Holders (as determined by the principal amount owed to such owners) may declare the indebtedness evidenced by the Securities due pursuant to the terms of this Section. The failure of the Company to pay such indebtedness when declared due pursuant to the terms of this Section shall constitute an Event of Default under this Indenture."


     4. The Company hereby represents and warrants to the Trustee that (a) the Company is the sole legal and beneficial owner of the Trust Estate; (b) the Company has the full power and authority to make the agreements contained in this Second Supplemental Indenture without joinder and consent of any other party; and (c) the execution, delivery and performance of this Second Supplemental Indenture will not contravene or constitute an event which itself or which with the passing of time or giving of notice or both would constitute a default under any trust deed, deed of trust, loan agreement, indenture or other agreement to which the Company is a party or by which the Company or any of its property is bound. The Company hereby agrees to indemnify and hold harmless the Trustee against any loss, claim, damage, liability or expense (including, without limitation, attorneys' fees) incurred as a result of any representation or warranty made by the Company in this Section 4 proving to be untrue in any material respect.


     5. To the extent that the Trust Indenture is inconsistent with the terms of this Second Supplemental Indenture, the Trust Indenture is hereby modified and amended. Except as modified, renewed and supplemented by this Second Supplemental Indenture, the Trust Indenture remains unchanged and continues unabated and in full force and effect as the valid and binding obligation of the Company.


     6. The Company covenants and warrants that the Trustee is not in default under the Trust Indenture, as supplemented by this Second Supplemental Indenture (collectively referred to as the "Indenture"), that there are no defenses, counterclaims or offsets to the Bonds or the Indenture, and that all of the provisions of the Bonds and the Indenture are in full force and effect.


     7. The Company agrees to pay all costs incurred in connection with the execution and consummation of this Second Supplemental Indenture, including but not limited to, all recording costs and the reasonable fees and expenses of Trustee's counsel.


     8. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition, or provision herein contained.


     9. The Company acknowledges and agrees that the outstanding principal balance of the Bonds as of December 28, 1995 is $3,150,000.00.

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     10. Weingarten joins herein to consent to the amendment and supplement of the terms of the Trust Indenture as set forth in this Second Supplemental Indenture and to acknowledge and represent that Weingarten is the sole owner and holder of the Bonds. Weingarten is an unincorporated trust organized under the Texas Real Estate Investment Trust Act. Neither the shareholders of Weingarten, nor its Trust Managers, officers, employees, or other agents shall be personally, corporately, or individually liable, in any manner whatsoever, for any debt, act, omission, or obligation of Weingarten, and all persons having claims of any kind whatsoever against Weingarten shall look solely to the property of Weingarten for the enforcement of their rights (whether monetary or nonmonetary) against Weingarten


     EXECUTED this day and year first above written, but effective for all purposes as of December 28, 1995.


                                                WRI HOLDINGS, INC.



                                                By: [SIGNATURE APPEARS HERE]
                                                    ____________________________
                                                    Martin Debrovner
                                                    Vice President


                                                                       "Company"



                                                TEXAS COMMERCE BANK NATIONAL
                                                ASSOCIATION


                                                     [SIGNATURE APPEARS HERE]
                                                By:  ___________________________
                                                     Wayne Mentz
                                                     Assistant Vice President
                                                      and Trust Officer


                                                                       "Trustee"



                                                WEINGARTEN REALTY INVESTORS


                                                     [SIGNATURE APPEARS HERE]
                                                By:  ___________________________
                                                     Bill Robertson, Jr.
                                                     Executive Vice President


                                                                    "Weingarten"

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THE STATE OF TEXAS         )
                           )
                           )
COUNTY OF HARRIS           )



     This instrument was acknowledged before me on this 6th day of March, 1996, by Martin Debrovner, Vice President of WRI HOLDINGS, INC., a Texas corporation, on behalf of said corporation.


                                                   [SIGNATURE APPEARS HERE]
                                                   _____________________________
                                                   Notary Public, State of Texas

                                                   [SEAL APPEARS HERE]

THE STATE OF TEXAS         )
                           )
                           )
COUNTY OF HARRIS           )



     This instrument was acknowledged before me on this _______ day of March, 1996 by Wayne Mentz, Assistant Vice President of TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, on behalf of said national banking association.



                                                ________________________________
                                                Notary Public, State of Texas



THE STATE OF TEXAS         )
                           )
                           )
COUNTY OF HARRIS           )



     This instrument was acknowledged before me on this 6th day of March, 1996 by Bill Robertson, Jr., Executive Vice President of WEINGARTEN REALTY INVESTORS, a Texas real estate investment trust, on behalf of said real estate investment trust.


                                                [SIGNATURE APPEARS HERE]
                                                --------------------------------
                                                Notary Public, State of Texas

                                                [SEAL APPEARS HERE]
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